Exhibit 99.1

Enable Holdings, Inc. Announces Extension Of Bridge Loans

Asset Recovery Leader Receives Loan Extension

Chicago, January 19, 2009 - Enable Holdings, Inc. (ENAB.OB), the leading asset recovery solutions company for the world’s most trusted brands, today announced that it received extensions from certain accredited investors who previously made total commitments for an aggregate of a $2,450,000 90-day loans in the form of 18% Senior Secured on October 14, 2008, October 31, 2008 and November 21, 2008.  The extensions call for payment of the loans 90-days after their original 90-day terms.  The extension allows the Company time to pursue additional long-term financing to support operations through 2009 and beyond.  No new warrants will be incurred and the same interest rate applies.

For more information please visit www.enableholdings.com.

About Enable Holdings, Inc.
Enable Holdings, Inc. is a leading asset recovery solutions company for the world's most trusted brands. Enable Holdings connects brand names with excess inventory solution needs to customers through its multi-channel asset-recovery solution that includes online auction platform uBid.com, fixed-price online commerce solution RedTag.com, offline excess inventory solution RedTag Live!, business-to-business solution Dibu Trading Corporation, and upcoming private auction software solution Commerce Innovations.

Enable Holdings’ comprehensive solution set efficiently matches sellers and buyers through its various commerce solutions. Enable Holdings has helped thousands of businesses sell over $2 Billion of excess inventory over the past 10 years and has saved consumers hundreds of millions of dollars in the process.

SEC Filings and Forward-Looking Statements
Additional information about Enable Holdings, Inc. is in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission.

Certain statements made in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements using terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “possible,” “plan,” “project,” “should,” “will,” “forecast,” and similar words or expressions. Enable Holdings, Inc. intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of Enable Holdings, Inc. and the industries and markets in which Enable Holdings, Inc. operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect the forward looking statement identified above and Enable Holdings, Inc.'s business, financial condition and operating results generally include the effects of adverse changes in the economy, reductions in consumer spending, declines in the financial markets and the industries in which Enable Holdings, Inc. and its partners operate, adverse changes affecting the Internet and e-commerce, the ability of Enable Holdings, Inc. to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of Enable Holdings, Inc. to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of Enable Holdings, Inc. to attract and retain qualified personnel, the ability of Enable Holdings, Inc. to raise additional capital, the ability of Enable Holdings, Inc. to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. Enable Holdings, Inc. expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by Enable Holdings, Inc.

MEDIA CONTACTS:
Ryan Calverley
Press Officer
Enable Holdings, Inc.
(773) 272-4414
Ryan.Calverley@enableholdings.com